EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Commission file No. 333-27199) of our report dated February 13, 1998, with respect to the consolidated financial statements of Mercury Waste Solutions, Inc. and Subsidiary, appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.


                                            McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
March 31, 1998